Cash and Bank Balances - Summary of Cash Flows, Cash and Cash Equivalents (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Cash and cash equivalents [abstract]
Cash at banks and on hand	¥ 4,963,232	$ 698,692	¥ 3,730,372
Short-term bank deposits	581,144	81,810	721,117
Cash and cash equivalents	¥ 5,544,376	$ 780,502	¥ 4,451,489	$ 626,653	¥ 4,788,219	¥ 5,877,647